Supplement dated July 1, 2001 to the May 1, 2001 Statement of Additional
  Information - Part II for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II,
           CDC Nvest Funds Trust III and CDC Nvest Companies Trust I

                    CDC Nvest Star Advisers Fund (the "Fund")

Effective July 1, 2001, Mercury Advisors ("Mercury") replaces Kobrick Funds LLC ("Kobrick") as the subadviser to a segment of the Fund and serves pursuant to an interim subadvisory agreement dated July 1, 2001.

Accordingly, the disclosure entitled "Star Advisers Fund (Segment Advised by Kobrick)" in the section entitled "Portfolio Transactions and Brokerage" is revised to read as follows:

Star Advisers Fund (Segment Advised by Mercury). Subject to policies established by the Trustees, Mercury is primarily responsible for the execution of its segment of the Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Trustees, Mercury may have an obligation to deal with a particular dealer or group of dealers in the execution of transactions in portfolio securities of the segment but otherwise does not use any particular broker or dealer. In executing transactions with brokers and dealers, Mercury seeks to obtain the best results for its segment of the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operations facilities of the firm and the firm's risk in positioning a block of securities. While Mercury generally seeks reasonably competitive commission rates, its segment of the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which its segment of the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Subject to obtaining the best net results, brokers who provide supplemental investment research services to Mercury may receive orders for transactions by its segment of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by Mercury under its Subadvisory Agreement, and the expense of Mercury will not necessarily be reduced as a result of the receipt of such supplemental information. If, in the judgment of Mercury, its segment of the Fund will benefit from supplemental research services, Mercury is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which Mercury exercises investment discretion. Conversely, its segment of the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

Mercury anticipates that its brokerage transactions for its segment of the Fund involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in


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the United States, although Mercury will endeavor to achieve the best net results in effecting portfolio transactions for its segment of the Fund. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

When trading in securities markets with dealers on a principal basis, including in the OTC market, Mercury will not deal with affiliated persons, including Merrill Lynch Pierce, Fenner & Smith, Inc. ("Merrill Lynch") and its affiliates, in connection with such transactions. However, an affiliated person of Mercury may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Mercury may not purchase securities for its segment of the Fund during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

In addition, the first full paragraph on page 34 (in the section entitled, "Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees") is replaced with the following disclosure:

Because of different objectives or other factors, a particular security may be bought for one or more clients of Mercury or an affiliate when one or more clients of Mercury or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the segment of the Fund or other clients or funds for which Mercury or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Mercury or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                                                                      SP145-0701